UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                                February 22, 2005


                      BRITTON & KOONTZ CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


        Mississippi                   0-22606                     64-0665423
        -----------                  --------                     ----------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


                   500 Main Street, Natchez, Mississippi 39120
                    (Address of Principal Executive Offices)


                  (601) 445-5576 Registrant's Telephone Number,
                              Including Area Code:


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

            On February 22, 2005,  W. Page Ogden,  Chairman & CEO and William M.
Salters, Chief Financial Officer of Britton & Koontz Capital Corporation (the "Company") made a presentation at the Sterne, Agee & Leach Mississippi Banking Conference in Jackson Mississippi. A complete copy of the power point presentation can be found online at the Company's web site, www4.bkbank.com, under the link "investor relations." The presentation, made available on the web site February 22, 2005, will be archived and available for one year.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                    BRITTON & KOONTZ CAPITAL CORPORATION




February 24, 2005                   /s/ W. Page Ogden
                                    _____________________________________
                                    W. Page Ogden
                                    Chairman and Chief Executive Officer